UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 31, 2012


                                  SOLAR3D, INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



            000-49805                                    01-0592299
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    (Commission File Number)                (I.R.S. Employer Identification No.)

           6500 HOLLISTER AVENUE, SUITE 130, GOLETA, CALIFORNIA 93117
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               (Address of principal executive offices) (Zip Code)

                                 (805) 690-9000
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              (Registrant's telephone number, including area code)


          ------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written  communications  pursuant to Rule 425 under the  Securities  Act (17
    CFR240.14d-2(b))

[_] Soliciting  material  pursuant  to  Rule  14a-12  under  Exchange  Act   (17
    CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))


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SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT
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         ITEM 5.02  DEPARTURE  OF  DIRECTORS  OR CERTAIN  OFFICERS;  ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On August 31, 2012, Mr. Roland F. Bryan resigned as an officer and director of Solar3D, Inc., a Delaware corporation (the "Company"), effective on that date, and the Company accepted Mr. Bryan's resignation. Mr. Bryan resigned voluntarily because he has decided to retire. The Company appointed Mr. James B. Nelson as the President of the Company and the interim Chief Financial Officer of the Company, but has not yet identified a replacement to fill the vacancy on the Board of Directors created by Mr. Bryan's resignation or appointed a Chairman of the Board of Directors. Mr. Nelson's compensation was not changed as a result of his acceptance of the positions of President and interim Chief Financial Officer of the Company.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS
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         (d) Exhibits

             99.1 Letter of Resignation from Roland F. Bryan, dated August 31, 2012.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  SOLAR3D, INC.
                       ----------------------------------
                                  (Registrant)

Date:  September 6, 2012


                               /s/ James B. Nelson
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                    James B. Nelson, Chief Executive Officer













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